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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C., 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 26, 2004

                                 Rocketinfo Inc.
                    ----------------------------------------
               (Exact name of registrant as specified in charter)


           Delaware                                          98-0196717
------------------------------                           -------------------
(State of other jurisdiction of                           (I.R.S. Employer
incorporation or organization)                         Identification Number)



                                27 Oakmont Drive,
                        Rancho Mirage, California, 92270
               --------------------------------------------------
               (Address of Principal Executive Office) (Zip Code)


                                  877-511-4636
                ------------------------------------------------
                (Registrant's Executive Office Telephone Number)


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Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

Not Applicable

Item 1.02 Termination of a Material Definitive Agreement

Not Applicable

Item 1.03 Bankruptcy or Receivership

Not Applicable

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

Not Applicable

Item 2.02 Results of Operations and Financial Condition

Not Applicable

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Not Applicable

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

Not Applicable

Item 2.05 Costs Associated with Exit or Disposal Activities

Not Applicable

Item 2.06 Material Impairments

Not Applicable

Section 3 - Securities and Trading Markets

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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
Standard; Transfer of Listing

Not Applicable

Item 3.02 Unregistered Sales of Equity Securities

Not Applicable

Item 3.03 Material Modifications to Rights of Security Holders

Not Applicable

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountant

(a) Resignation of Previous Independent Accountants


On November 8, 2004 Rocketinfo Inc. (the "Registrant") received notice that Tedder, James, Worden & Associates, PA ("Tedder") resigned as the Registrant's principal auditor. The decision to change accountants was approved by the Audit Committee of the Board of Directors on November 8, 2004.

The report of Tedder on the Registrant's financial statements for the fiscal year ended December 31, 2003 or the fiscal year ended December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles except that the report for the year ended December 31, 2003 included a paragraph on the uncertainty of the Registrant to continue as a going concern as follows:

"The accompanying financial statements have been prepared assuming that Zeppelin Energy Inc. will continue as a going concern. As discussed in Note 1 to the financial statements, the Company's cumulative losses during the development period, net capital deficiency, and the need to obtain substantial additional funding to complete its development, raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

Note 1 to the December 31, 2003 financial statements included the following paragraph:

"The Company is currently in its development stage and has expended a substantial amount of funds to date. At December 31, 2003, the Company had a

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stockholders'  deficit of $370,457.  The Company  needs  substantial  additional capital to complete its development and to reach an operating stage. Management is contemplating a public or private offering of securities as a means of raising funds to implement its business plans."

During the preceding fiscal year and through November 8, 2004, there were no disagreements between the Registrant and Tedder on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedure, which, if not resolved to Tedder's satisfaction, would have caused
Tedder to make reference to the subject matter of the disagreements in connection with Tedder's report on the Registrant's financial statements.

During the preceding fiscal year and through November 8, 2004, there were no reportable events required to be disclosed pursuant to Item 304(a)(1)(v).

Pursuant to Item 304(a)(3), on November 10, 2004, Tedder furnished to the Registrant a letter addressed to the Securities and Exchange Commission stating it agrees with the statements made by the Registrant in response to Item 304(a). A copy of the Tedder letter is filed as Exhibit 16.1 to this form 8-K.

(b) Engagement of New Independent Accountants.

Registrant has appointed Mark Shelley, CPA 161 East 1st Street, Suite #1, Mesa, AZ 85201, as Registrant's independent accountant for the fiscal year ending December 31, 2004. The decision to accept the engagement of Mark Shelley was approved by the Audit Committee of the Board of Directors on November 8, 2004. Mark Shelley will be performing the annual audit of Registrant's financial statements for the year ending December 31, 2004. Mark Shelley was engaged by Registrant on November 8, 2004.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

Not  Applicable

Section 5 - Corporate Governance  and  Management

Item 5.01  Changes  in Control  of  Registrant

Not Applicable

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 27, 2004, the Board of Directors of the Registrant reappointed John Chigbu as a director. On October 26, 2004, the Registrant accepted the resignation of F. M. Mashburn as a director and officer of the Registrant. Mr. Mashburn will continue providing consulting services to the Registrant on an ad hoc basis.

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Item 5.03 Amendments to Articles of  Incorporation  or Bylaws;  Change in Fiscal
Year

Not Applicable

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

Not Applicable

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics

Not  Applicable

Section  6 -  [Reserved]

Section 7 -  Regulation  FD

Item  7.01  Regulation  FD Disclosure

Not  Applicable

Section 8 - Other Events

Item 8.01 Other Events

Not Applicable

Section 9 - Financial  Statements  and Exhibits

Item 9.01  Financial Statements and Exhibits

(a.) Name and address of certifying  public  accountant:
Mark  Shelley,  CPA
161 East 1st Street,  Suite #1
Mesa,  AZ 85201 Phone:  (480)
461-8301 Fax: (480) 461-8634

(b.) Name and address of former certifying public accountant:
Tedder, James, Worden & Associates, PA
200 South Bumby Avenue, Suite 200
Orlando, FL 32803
Phone: (407) 898-2727
Fax: (407) 895-1335

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(c.) Exhibits

Exhibit 16.1 Letter of Tedder, James, Worden & Associates, PA, to the Securities and Exchange Commission





                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Rocketinfo Inc.

                              By /s/ Gary Campbell
                              -------------------------------------
                              Gary Campbell, CEO/President


Date: November 10, 2004

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EXHIBIT 16.1

                                                              November 10, 2004



Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC 20549


Commissioners:

     We have read the  statements  made by Rocketinfo  Inc.  (formerly  Zeppelin
Energy, Inc.) (copy attached), which we understand will be filed with the Commission, pursuant to Item 4.01 of Form 8-K as part of the Company's Form 8-K report dated November 10, 2004. We agree with the statements concerning our Firm in such Form 8-K.

                                            Very truly yours,

                                   /s/ TEDDER, JAMES, WORDEN & ASSOCIATES, P.A.